EXECUTION VERSION AMENDMENT NO. 9 TO CREDIT AGREEMENT THIS AMENDMENT NO. 9 TO CREDIT AGREEMENT, dated as of May 9, 2018 (this “Amendment”), by and among MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC. (f/k/a M/A- COM Technology Solutions Holdings, Inc.), a Delaware corporation (the “Borrower”), GOLDMAN SACHS BANK USA (“GS”), as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, the Extending Revolving Credit Lender (as defined below) and the Lenders constituting Required Revolving Credit Lenders (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement referred to below). RECITALS: WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of May 8, 2014 (as amended by (i) that certain Incremental Amendment, dated as of February 13, 2015, (ii) that certain Incremental Term Loan Amendment, dated as of August 31, 2016, (iii) that certain Second Incremental Amendment, dated as of March 10, 2017, (iv) that certain Amendment No. 4 to Credit Agreement, dated as of March 10, 2017, (v) that certain Refinancing Amendment, dated as of March 10, 2017, (vi) that certain Second Refinancing Amendment, dated as of May 19, 2017, (vii) that certain Second Incremental Term Loan Amendment, dated as of May 19, 2017, and (viii) that certain Amendment No. 8 to Credit Agreement (the “Extension Amendment”), dated as of May 2, 2018, collectively, the “Credit Agreement,” and, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, each Lender from time to time party thereto and GS as the Administrative Agent, the Collateral Agent, the Swing Line Lender and an L/C Issuer; WHEREAS, Section 2.18 of the Credit Agreement permits the Borrower to request that Lenders under any Existing Revolving Credit Loan Facility (each such Lender as of the date hereof, immediately prior to the Ninth Amendment Effective Date (as defined below), an “Existing Lender”) extend the scheduled final maturity date with respect to all or a portion of their Existing Revolving Credit Commitments (as defined below) by converting all or a portion of such Existing Revolving Credit Commitments into a New Extended Revolving Credit Commitment (as defined below) pursuant to the procedures described therein; WHEREAS, in accordance with such procedures, the Borrower has requested that the Existing Lender, holding a Revolving Credit Commitment with a scheduled final maturity of May 8, 2019, extend the scheduled final maturity of such Revolving Credit Commitment (the “Existing Revolving Credit Commitment”), such extension to be effected by converting the Existing Revolving Credit Commitment of such Existing Lender into a New Extended Revolving Credit Commitment, subject to the terms and conditions set forth herein; WHEREAS, the Existing Lender party hereto, as the Extended Revolving Credit Lender (as defined below), agrees, subject to the terms and conditions set forth herein, to convert the amount of its Existing Revolving Credit Commitment and specified on its Revolving Credit Extension Election in the form attached hereto as Exhibit A (a “Revolving Credit Extension Election”) into a New Extended Revolving Credit Commitment (such Existing Lender with respect to its Existing Revolving Credit Commitment so converted, the “Extending Revolving Credit Lender”); WHEREAS, Section 2.18(e) of the Credit Agreement permits, subject to the limitations set forth therein, at any time following the establishment of a Revolving Credit Loan Extension Series, the Borrower to offer any Lender of a relevant Existing Revolving Credit Loan Facility who failed to make a Revolving Credit Extension Election in respect of all or a portion of its Revolving Credit Commitments on or prior to the date specified in a prior Extension Request relating to such Revolving 1997166-NYCSR07A - MSW

Credit Loan Extension Series, the right to convert all or any portion of its Revolving Credit Commitments (and related extensions of credit) under the respective Existing Revolving Credit Loan Facility into Extended Revolving Credit Commitments (and related extensions of credit) under such Revolving Credit Loan Extension Series; provided that (i) such offer and any related acceptance shall be on identical terms (subject to limited exceptions set forth in Section 2.18(e) of the Credit Agreement) to those offered to the Lenders who agreed to convert their Revolving Credit Commitments under the Existing Revolving Credit Loan Facility into Extended Revolving Credit Commitments pursuant to the respective Extension Request and (ii) any Lender which agrees to an extension pursuant to Section 2.18(e) of the Credit Agreement shall enter into a joinder agreement to the respective Extension Amendment in form and substance reasonably satisfactory to the Administrative Agent and the Borrower and executed by such Lender, the Administrative Agent and the Borrower; WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower, the Administrative Agent and the Revolving Credit Lenders party hereto, who shall on the Ninth Amendment Effective Date constitute the Required Revolving Credit Lenders, agree to certain additional amendments to the Credit Agreement as set forth herein; NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows: SECTION 1. Joinder Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof: (a) The Extending Revolving Credit Lender by its execution and delivery of a Revolving Credit Extension Election hereby (i) agrees that posting of a draft of this Amendment for its review shall constitute an offer by the Borrower for the Extending Revolving Credit Lender to convert all of its Existing Revolving Credit Commitments into Extended Revolving Credit Commitments; (ii) accepts such offer and consents to the terms of the Existing Revolving Credit Loan Extension Series, the Extension Amendment and this Amendment; and (iii) agrees that the amount of its Existing Revolving Credit Commitment and specified on its Revolving Credit Extension Election shall be converted into a New Extended Revolving Credit Commitment as of the Ninth Amendment Effective Date pursuant to the provisions of Section 2.18 of the Credit Agreement and consents to all of the amendments set forth in Sections 2 and 3 hereof below. (b) It is hereby agreed that this Amendment shall be deemed to be a “joinder agreement” to the Extension Amendment with respect to the Extending Revolving Credit Lender’s Extended Revolving Credit Commitments. It is hereby agreed that the existing Revolving Credit Commitment converted hereby shall be deemed to be an “Existing Revolving Credit Loan Facility” and an “Existing Revolving Credit Commitment”, the Revolving Credit Loans under the New Extended Revolving Credit Commitment shall be deemed to be “Extended Revolving Credit Loans”, and the New Extended Revolving Credit Commitment shall be deemed to be an “Extended Revolving Credit Commitment” and a portion of a “Revolving Credit Loan Extension Series”, in each case, under and as defined in the Credit Agreement for all purposes of the Credit Agreement. For the purposes of this Amendment, (i) the “Existing Revolving Credit Loan Extension Series” shall mean the Revolving Credit Loan Extension Series established pursuant to the Extension Amendment and (ii) the “New Extended Revolving Credit Commitment” shall mean the Extended Revolving Credit Commitment of the Existing Lender party hereto which has been converted from its Existing Revolving Credit Commitment pursuant to the terms of this Amendment. For the avoidance of doubt, on and after the date hereof, (i) the New Extending Revolving Credit Commitments shall be deemed to be a portion of the Existing Revolving Credit Loan Extension Series and (ii) the Revolving Credit Commitments under the 2 1997166-NYCSR07A - MSW

Existing Revolving Credit Loan Extension Series shall be deemed to be increased by the amount of such New Extended Revolving Credit Commitment. SECTION 2. Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order: ““Ninth Amendment” means Amendment No. 9 to Credit Agreement, dated as of May 9, 2018, by and among the Borrower, GS, as the Administrative Agent, the Swing Line Lender and an L/C Issuer, the Extending Revolving Credit Lender (as defined therein) and the Required Revolving Credit Lenders.” (b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows: ““Maturity Date” means (i) with respect to the Revolving Credit Commitments and Swing Line Loans that have not been extended pursuant to Section 2.18, the date that is five (5) years after the Closing Date (the “Original Revolving Credit Maturity Date”), (ii) with respect to the Initial Term Loans that have not been extended pursuant to Section 2.17, the date that is seven (7) years after the Second Refinancing Amendment Effective Date (the “Original Term Loan Maturity Date”), (iii) with respect to any Extended Term Loans of a given Term Loan Extension Series, the final maturity date as specified in the applicable Extension Amendment accepted by the respective Lender or Lenders, (iv) with respect to any Extended Revolving Credit Commitments of a given Revolving Credit Loan Extension Series, the final maturity date as specified in the applicable Extension Amendment accepted by the respective Lender or Lenders, (v) with respect to those Extended Revolving Credit Commitments converted pursuant to the terms of the Eighth Amendment and the Ninth Amendment and the Revolving Credit Loan Extension Series thereunder, November 8, 2021, (vi) with respect to any Refinancing Term Loans, Refinancing Revolving Credit Commitments or Refinancing Revolving Credit Loans, the final maturity date as specified in the applicable Refinancing Amendment, (vii) with respect to any New Term Loan, New Revolving Credit Commitments or New Revolving Credit Loans, the final maturity date as specified in the applicable Incremental Amendment and (viii) with respect to Replacement Term Loans, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Replacement Term Loans; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately preceding such day.” SECTION 3. Ancillary Amendments to Extension Amendment. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the following amendments to the Credit Agreement shall be in effect on and from the Ninth Amendment Effective Date and remain in effect until the occurrence of the Financial Covenant Compliance Date (as defined below). Upon the occurrence of the Financial Covenant Compliance Date, the amendments in this Section 3 shall no longer be in effect and, except with respect to the amendments to the Credit Agreement in Sections 1 and 2 above, the terms of the Credit Agreement shall revert to those as in effect immediately prior to the Eighth Amendment Effective Date. 3 1997166-NYCSR07A - MSW

(a) From the Ninth Amendment Effective Date until the Financial Covenant Compliance Date, Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(a) Subject to Section 7.11(b), on any Compliance Date, permit the Total Net Leverage Ratio as of such Compliance Date to be greater than 4.50:1.00. (b) Notwithstanding anything in Section 7.11(a) above, if and for so long as the Borrower and its Restricted Subsidiaries fail to satisfy any of the conditions set forth in clauses (i), (ii) and (iii) of Section 7.11(c) (the “Financial Covenant Conditions”) (the occurrence of such event, a “Financial Covenant Event”), the Borrower shall not, on any Compliance Date occurring on and after the occurrence and during the continuation of a Financial Covenant Event, permit the Total Net Leverage Ratio as of such Compliance Date to be greater than 2.00:1.00. (c) It is understood and agreed that: (i) On and after the Eighth Amendment Effective Date, it shall be a Financial Covenant Condition that the Borrower not, nor shall the Borrower permit any Restricted Subsidiary to, have made any Investment on or after the Eighth Amendment Effective Date in reliance on Section 7.02(ff), unless, at the time of the earlier of the date on which such Investment was made and the date on which the definitive agreement governing the relevant Investment containing a legally binding commitment to make such Investment was made, the Borrower was in compliance with a Total Net Leverage Ratio of equal to or less than 3.00:1.00 (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period on or prior to the date of determination. (ii) On and after the Eighth Amendment Effective Date, it shall be a Financial Covenant Condition that the Borrower not, nor shall the Borrower permit any Restricted Subsidiary to, have declared or made, directly or indirectly, on or after the Eighth Amendment Effective Date, any Restricted Payment in reliance on Section 7.06(i) unless, immediately prior to such declaration and payment, the Total Net Leverage Ratio (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period on or prior to the date of determination was equal to or less than 3.00:1.00. (iii) On and after the Ninth Amendment Effective Date, it shall be a Financial Covenant Condition that the Borrower not, nor shall the Borrower permit any Restricted Subsidiary to have made, (x) any Investment on or after the Ninth Amendment Effective Date in reliance on Section 7.02(j), (y) any Restricted Payment on or after the Ninth Amendment Effective Date in reliance on Section 7.06(c) or (z) any prepayment, redemption, repurchase, defeasance, exchange, acquisition or retirement or other acquisition of Junior Financing on or after the Ninth Amendment Effective Date in reliance on clause (v) of Section 7.13(a), in each case in reliance on clause (a) of the definition of “Available Amount”. (d) For the avoidance of doubt, (i) failure to satisfy any Financial Covenant Condition shall have no effect other than a Financial Covenant Event subject to and as described in Section 7.11(b) and (ii) the Financial Covenant Conditions shall only be in effect until the Financial Covenant Compliance Date. 4 1997166-NYCSR07A - MSW

(e) As used in this Section 7.11: “Eighth Amendment Effective Date” means May 2, 2018. “Financial Covenant Compliance Date” means, at any time after the Eighth Amendment Effective Date, the last day of the most recent period of two consecutive fiscal quarters of the Borrower ended on or prior to such time in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b), as applicable, on which the Total Net Leverage Ratio at the end of each of such fiscal quarters was less than 4.00:1:00. “Ninth Amendment Effective Date” means May 9, 2018. (f) The provisions of this Section 7.11 are for the benefit of the Revolving Credit Lenders only and the Required Revolving Credit Lenders may (a) amend, waive or otherwise modify this Section 7.11 or the defined terms used solely for purposes of this Section 7.11 or (b) waive any Default resulting from a breach of this Section 7.11, in each case under the foregoing clauses (a) and (b), without the consent of any Lenders other than the Required Revolving Credit Lenders in accordance with the provisions of Section 10.01.” SECTION 4. Conditions to Effectiveness. This Amendment and the obligations of the Extending Revolving Credit Lender hereunder shall become effective on the date hereof (such date, the “Ninth Amendment Effective Date”) upon satisfaction (or, with respect to Section 4(a)(ii) only, waiver by the Administrative Agent) of each of the following conditions: (a) The Administrative Agent shall have received the following, each of which shall be originals, facsimiles or copies in .pdf form by electronic mail (followed promptly by originals): (i) the Borrower’s executed counterpart signature page to this Amendment; (ii) each Guarantor’s executed counterpart signature page to the acknowledgment attached to this Amendment; (iii) an executed counterpart signature page to this Amendment by (A) the Required Revolving Credit Lenders, (B) the Swing Line Lender and (C) GS in its capacity as L/C Issuer; and (iv) an executed Revolving Credit Extension Election by the Extending Revolving Credit Lender. (b) Immediately before and immediately after giving effect to this Amendment, no Event of Default shall exist. (c) Immediately before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any 5 1997166-NYCSR07A - MSW representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects. (d) The Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by any Loan Party under or in connection with this Amendment, including those expenses set forth in Section 11 hereof, in each case, to the extent invoiced in reasonable detail prior to the date hereof. (e) The Borrower shall have paid to the Administrative Agent, for the account of the Extending Revolving Credit Lender, an extension fee equal to 0.20% of its Extended Revolving Credit Commitment on the Ninth Amendment Effective Date, payable in full on, and subject to the occurrence of, the Ninth Amendment Effective Date. (f) The Administrative Agent shall have received a certificate, dated the Ninth Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 4(b) and (c) of this Amendment. Other than the conditions set forth in this Section 4 and in Section 2.18(e) of the Credit Agreement, there are no other conditions (express or implied) to the Ninth Amendment Effective Date. SECTION 5. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders party hereto that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 7. Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis. SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 9. Reaffirmation. (a) The Borrower hereby expressly acknowledges the terms of this Amendment and acknowledges that the Extended Revolving Credit Commitment constitutes a part of the Obligations under the Amended Credit Agreement, and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party. 6 1997166-NYCSR07A - MSW

(b) Each Guarantor, by signing the acknowledgment attached to this Amendment, in its capacity as a Guarantor under the Guaranty to which it is a party, acknowledges and agrees that the Extended Revolving Credit Commitment constitutes a part of the Obligations under the Amended Credit Agreement and that the guarantee contained in the Guaranty is, and shall remain, in full force and effect immediately after giving effect to this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, and (ii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents to which it is a party. SECTION 10. Effect of Amendment; References to the Credit Agreement; Miscellaneous. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as amended by this Amendment (as applicable). All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Ninth Amendment Effective Date be deemed to refer to the Amended Credit Agreement, and, as used in the Amended Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Ninth Amendment Effective Date, the Amended Credit Agreement. SECTION 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.04 of the Amended Credit Agreement. [Signature Pages Follow] 7 1997166-NYCSR07A - MSW

GOLDMAN SACHS BANK USA, as Administrative Agent, Swing Line Lender and L/C Issuer By: //~~ Name: Title: Gabriel 3acobson Authorized Signatory [Amendment No. 9 to Credit Agreement]

GOLDMAN SACHS BANK USA, as Required Revolving Credit Lender By: Name: Title: Gabriel ]acobson A~thorize~ Signatory [Amendment No. 9 to Credit Agreement]

9